UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Arrowroot Acquisition Corp. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
ARROWROOT ACQUISITION CORP.
Dear Arrowroot Acquisition Corp. Stockholders,
On behalf of the board of directors (the “Board”) of Arrowroot Acquisition Corp., a Delaware corporation (“Arrowroot”, “we”, “our” or the “Company”), we cordially invite you to a special meeting (the “Special Meeting”) of stockholders of Arrowroot, to be held virtually via live webcast online at www.virtualshareholdermeeting.com/ARRW2023SM at 11:00 a.m. Eastern Time on February 28, 2023. The accompanying proxy statement is dated February 13, 2023, and is first being mailed to stockholders of the Company on or about February 13, 2023.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy card, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
(a)
Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date (“Termination Date”) by which it must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination”, or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”, and together with the shares of Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock”, the “Company Common Stock”), included as part of the units, each consisting of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), sold in the Company’s initial public offering that was consummated on March 4, 2021 (the “IPO”), from March 4, 2023 (“Original Termination Date”) to July 6, 2023 (“Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to seven times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by Arrowroot Acquisition LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024 (each, an “Additional Charter Extension Date”) or a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”); and

(b)
Proposal No. 2 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you should read carefully.
The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until March 4, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with a leading company in learning automation and information intelligence (“Potential Target”), the Board has determined that there may not be sufficient time before March 4, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from March 4, 2023 to July 6, 2023.
Potential Target is a leader in Learning Automation and Information Intelligence – and is one of the fastest growing artificial intelligence companies in North America. The company’s cloud-based platform is being deployed globally into some of the most demanding vertical markets including healthcare, education, insurance, retail, oil & gas/energy, manufacturing and the government.
The pre-money enterprise value ascribed to Potential Target for purposes of the proposed business combination (which is inclusive of all outstanding options, warrants and other existing rights to acquire equity of Potential Target) will be $1,285,000,000.
The business combination with Potential Target will be structured as a reverse triangular merger pursuant to which a newly created merger subsidiary that is wholly owned by Arrowroot would merge with and into Potential Target, with Potential Target as the surviving corporation.
Potential Target’s obligation to close will be subject to a minimum cash condition and other customary closing conditions. Our obligation to close will also be subject to customary closing conditions. In connection with the Extension Proposal, public stockholders may elect to redeem their shares of Class A common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal. If the Extension Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Investment Management Trust Agreement, effective as of March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, each as may be amended. In addition, public stockholders will be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed an initial business combination by the Extended Date, if the Extension Proposal is approved.
To mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022 (“IR Act”), in the event that the Extension is implemented, the Sponsor intends to indemnify us for any excise tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions that occur after December 31, 2022. Additionally, the Sponsor intends to indemnify us for any franchise tax liabilities payable by us prior to an initial business combination. For the avoidance of doubt, the proceeds placed in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of our public shares prior to or in connection with an initial business combination.
Based upon the amount held in the Trust Account as of December 31, 2022, which was $290,737,917, and estimated interest income and taxes not previously released to the Company, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.11 at the time of the Special Meeting.
If the Extension Proposal is approved and the Charter amendment becomes effective, within five business days of the date of the Special Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of the lesser of (a) $640,000 or (b) $0.16 for each public share that is not redeemed in connection with the Special Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. In addition, if the Extension Proposal is approved and the Charter amendment becomes effective, in the event that we have not consummated an initial business combination by July 6, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extended Date, extend the Extended Date up to seven times, each by one additional month (for a total of up to eleven additional months to complete an initial business combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $160,000 or (b) $0.04 for each public share that is not redeemed in connection with the Special Meeting for an aggregate deposit of up to the lesser of (x) $1,120,000 or (y) $0.28 for each public share that is not redeemed in connection with the Special Meeting (if all seven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. If we complete an initial business combination, we will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued in connection with the IPO. If we do not complete an initial business combination by the applicable Extended Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
The closing price of a share of Class A common stock on February 9, 2023 was $10.12. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:
(i)
you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on February 23, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (c) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023.
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on February 6, 2023 as the record date for the Special Meeting. Only stockholders of record of the Company as of the close of business on February 6, 2023 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Proposal, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
All of our stockholders are cordially invited to attend the Special Meeting via the Internet at www.virtualshareholdermeeting.com/ARRW2023SM. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
If you have any questions or need assistance voting your shares, please contact Okapi Partners LLC (“Okapi”), our proxy solicitor, by calling (855) 208-8903, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.
On behalf of the Board, we would like to thank you for your support of Arrowroot Acquisition Corp.
February 13, 2023
By Order of the Board,

/s/ Matthew Safaii
Matthew Safaii
Chief Executive Officer and Chairman of the Board of Directors
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE

NUMBER AND ADDRESS IN YOUR WRITTEN REQUEST. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated February 13, 2023
and is first being mailed to our stockholders with the form of proxy on or about February 13, 2023.
IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

ARROWROOT ACQUISITION CORP.
4553 GLENCOE AVE. SUITE 200
MARINA DEL REY, CALIFORNIA 90290

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2023
TO THE STOCKHOLDERS OF ARROWROOT ACQUISITION CORP.
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of Arrowroot Acquisition Corp., a Delaware corporation (“Arrowroot”, “we”, “our” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/ARRW2023SM at 11:00 a.m. Eastern Time, on February 28, 2023.
On behalf of Arrowroot’s board of directors (the “Board”), you are cordially invited to attend the Special Meeting, to conduct the following business items:
1.
Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date (“Termination Date”) by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination or (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock” and, together with the shares of Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock” or “Founder Shares”, the “Company Common Stock”), included as part of the units, each consisting of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), sold in the Company’s initial public offering that was consummated on March 4, 2021 (the “IPO”), from March 4, 2023 (“Original Termination Date”) to July 6, 2023 (“Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to seven times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by Arrowroot Acquisition LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024 (each, an “Additional Charter Extension Date”) or a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
In connection with the Extension Proposal, public stockholders may elect to redeem their shares of Class A common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal. If the Extension Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Investment Management Trust Agreement, effective as of March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, each as may be amended. In addition, public stockholders will be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed an initial business combination by the Extended Date, if the Extension Proposal is approved.
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:
(i)
you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on February 23, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN REQUEST. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware General Corporate Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Extended Date, if the Extension Proposal is approved.
The Sponsor and the Company’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 4, 2023 or by the Extended Date, if the Extension Proposal is approved; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any Class A common shares they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023 or by the Extended Date, if the Extension Proposal is approved.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares (the “Withdrawal Amount”) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date, if the Extension Proposal is approved. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date, if the Extension Proposal is approved.
To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension is implemented, the Sponsor intends to indemnify us for any excise tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions that occur after December 31, 2022. Additionally, the Sponsor intends to indemnify us for any franchise tax liabilities payable by us prior to an initial business combination. For the avoidance of doubt, the proceeds placed in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of our public shares prior to or in connection with an initial business combination.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $290,737,917 that was in the Trust Account as of December 31, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Proposal is approved and the Charter amendment becomes effective, within five business days of the date of the Special Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of the lesser of (a) $640,000 or (b) $0.16 for each public share that is not redeemed in connection with the Special Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. In addition, if the Extension Proposal is approved and the Charter amendment becomes effective, in the event that we have not consummated an initial business combination by July 6, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extended Date, extend the Extended Date up to seven times, each by one additional month (for a total of up to eleven additional months to complete an initial business combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $160,000 or (b) $0.04 for each public share that is not redeemed in connection with the Special Meeting for an aggregate deposit of up to the lesser of (x) $1,120,000 or (y) $0.28 for each public share that is not redeemed in connection with the Special Meeting (if all seven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. If we complete an initial business combination, we will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued in connection with the IPO. If we do not complete an initial business combination by the applicable Extended Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
Only stockholders of record of the Company as of the close of business on February 6, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Company Common Stock entitles the holder thereof to one vote. On the record date, there were 35,937,500 shares of Company Common Stock issued and outstanding, including (i) 28,750,000 shares of Class A common stock and (ii) 7,187,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.
Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of Company Common Stock, please contact Okapi Partners LLC, our proxy solicitor, by calling (855) 208-8903, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.
By Order of the Board,

/s/ Matthew Safaii
Matthew Safaii
Chief Executive Officer and Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON FEBRUARY 28, 2023
This Notice of Special Meeting and Proxy Statement are available at www.virtualshareholdermeeting.com/
ARRW2023SM.

i

ARROWROOT ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 11:00 a.m. on February 28, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Arrowroot Acquisition Corp., a Delaware corporation (the “Company”, “Arrowroot”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/ARRW2023SM on February 28, 2023, at 11:00 a.m. Eastern Time.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement, including statements relating to the future strategy and plans of the Company, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors (some of which are beyond the control of Arrowroot) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Arrowroot and its management based on our current expectations and beliefs concerning future developments and their potential effects on us, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations.
Factors that may impact such forward-looking statements include:
•	our being a company with no operating history and no operating revenues;
•	our ability to extend the date by which we must complete an initial business combination (as defined below) to the Extended Date (as defined below);
•	the amount of redemptions by our public stockholders in connection with the Extension Proposal or initial business combination;
•	disrupted global supply chains and significant volatility and disruption of financial markets;
•	our ability to select an appropriate target business or businesses;
•	our ability to complete our initial business combination;
•	our expectations around the performance of a prospective target business or businesses;
•	increased expenses associated with being a public company;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;
•	our ability to consummate an initial business combination due to the uncertainty resulting from the recent COVID-19 pandemic;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;
•	our potential ability to obtain additional financing, if needed, to complete our initial business combination;
•	our pool of prospective target businesses;
•	the ability of our officers and directors to generate a number of potential business combination opportunities;
•	our public securities’ potential liquidity and trading;
•	the lack of a market for our securities;
•	the Trust Account (as defined below) not being subject to the claims of third parties;
•	the use of proceeds not held in our Trust Account or available to us from interest income on the Trust Account balance;
•	our financial performance; and
•	proposed changes in SEC rules related to special purpose acquisition companies.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually via live webcast online at www.virtualshareholdermeeting.com/ARRW2023SM on February 28, 2023 at 11:00 a.m. Eastern Time. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
Arrowroot is a blank check company incorporated under the laws of Delaware on November 5, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”). On March 4, 2021, Arrowroot entered into that certain Investment Management Trust Agreement, dated March 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or the “Trustee”), in connection with the IPO (as defined below) and a potential initial business combination. On March 4, 2021, Arrowroot consummated its initial public offering of 28,750,000 units, with each unit consisting of one share of its Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) and one-half of one warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), which included the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 units (such initial public offering, the “IPO”). At $10.00 per unit, the units from the IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $287,500,000. Simultaneously with the consummation of the IPO, Arrowroot consummated the private sale of 8,250,000 private placement warrants at $1.00 per warrant for an aggregate purchase price of approximately $8,250,000. Following the closing of the IPO and payment of transaction expenses associated with the IPO, a total of $287,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was deposited into the trust account established in connection with the IPO (the “Trust Account”) and the remaining net proceeds became available to be used primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination. The IPO was conducted pursuant to a registration statement on Form S-1 that became effective on March 1, 2021. As of December 31, 2022, there was approximately $290,737,917 held in the Trust Account. Our Charter (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by March 4, 2023.
While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Potential Target, the Board has determined that there may not be sufficient time before March 4, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination from March 4, 2023 to July 6, 2023. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from March 4, 2023 to July 6, 2023.
Potential Target is a leader in Learning Automation and Information Intelligence – and is one of the fastest growing artificial intelligence companies in North America. The company’s cloud-based platform is being deployed globally into some of the most demanding vertical markets including healthcare, education, insurance, retail, oil & gas/energy, manufacturing and the government.
The pre-money enterprise value ascribed to Potential Target for purposes of the proposed business combination (which is inclusive of all outstanding options, warrants and other existing rights to acquire equity of Potential Target) will be $1,285,000,000.

The business combination with Potential Target will be structured as a reverse triangular merger pursuant to which a newly created merger subsidiary that is wholly owned by Arrowroot would merge with and into Potential Target, with Potential Target as the surviving corporation.
Potential Target’s obligation to close will be subject to a minimum cash condition and other customary closing conditions. Our obligation to close will also be subject to customary closing conditions.
What is being voted on?
You are being asked to vote on the following proposals:
1.
Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date (“Termination Date”) by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock (together with the Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock” or “Founder Shares”, the “Company Common Stock”) included as part of the units sold in the IPO from March 4, 2023 (“Original Termination Date”) to July 6, 2023 (“Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to seven times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by Arrowroot Acquisition LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024 (each, an “Additional Charter Extension Date”) or a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of our initial business combination and related proposals.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Matthew Safaii and Thomas Olivier have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Can I attend the Special Meeting?
The Special Meeting will be held virtually via live webcast online at www.virtualshareholdermeeting.com/
ARRW2023SM at 11:00 a.m. Eastern Time on February 28, 2023. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.
Why should I vote to approve the Extension Proposal?
The Charter provides that the Company has until March 4, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Potential Target, the Board has determined that there may not be sufficient time before March 4, 2023 to consummate an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination from March 4, 2023 to the Extended Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from March 4, 2023 to the Extended Date. If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if Arrowroot does not complete an initial business combination by March 4, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.
We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination is in the best interests of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.
In connection with the Extension Proposal, public stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares in connection with the Extension, such holders shall retain redemption rights in connection with (and their ability to vote on) an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date to complete an initial business combination.
Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.
When would the Board abandon the Extension Proposal?
Our Board will abandon the Extension Proposal if our stockholders do not approve the Extension Proposal. Additionally, we are not permitted to redeem our Class A common stock in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if redemptions of our Class A common stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
How do the Company insiders intend to vote their shares?
The Sponsor, the Company’s directors and officers and their permitted transferees, if any (collectively, the “initial stockholders”), collectively have the right to vote approximately 20% of the Company’s issued and outstanding Company Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Subject to applicable securities laws, the initial stockholders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.
We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will be required to comply with such rules.
The purpose of such share purchases and other transactions could be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in initial business combinations involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by

SPACs in SEC filings in connection with proposed initial business combinations; the potential liability of certain participants in proposed initial business combinations; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of completion of our initial business combination or liquidation of the Company.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.
What happens if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and our officers and directors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 4, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?
The Company is continuing its efforts to complete an initial business combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete an initial business combination prior to March 4, 2023. If the Extension Proposal is approved, the Company expects to continue discussions with Potential Target in pursuit of entering into an business combination agreement and seeking stockholder approval of an initial business combination. If stockholders approve such initial business combination, the Company expects to consummate such initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of such initial business combination.
Upon approval of the Extension Proposal by the holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, the Company will amend the Charter with the amendments in the form attached to this proxy statement as Annex A. The Company expects to remain a reporting company under the Exchange Act, and expects its units, Class A common stock and public warrants to remain publicly traded.
If the Extension Proposal is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the initial stockholders through the Founder Shares. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved. The amount remaining in the Trust Account may be significantly less than the approximately $290,737,917 that was in the Trust Account as of December 31, 2022.
To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension is implemented, the Sponsor intends to indemnify us for any excise tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions that occur after December 31, 2022. Additionally, the Sponsor intends to indemnify us for any franchise tax liabilities payable by us prior to an initial business combination. For the avoidance of doubt, the proceeds placed in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of our public shares prior to or in connection with an initial business combination.
If the Extension Proposal is approved and the Charter amendment becomes effective, within five business days of the date of the Special Meeting, the Lender shall make a deposit into the Trust Account of the lesser of (a) $640,000 or (b) $0.16 for each public share that is not redeemed in connection with the Special Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. In addition, if the Extension Proposal is approved and the Charter amendment becomes effective, in the event that we have not consummated an initial business combination by July 6, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extended Date, extend the Extended Date up to seven times, each by one additional month (for a total of up to eleven additional months to complete an initial business combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $160,000 or (b) $0.04 for each public share that is not redeemed in connection with the Special Meeting for an aggregate deposit of up to the lesser of (x) $1,120,000 or (y) $0.28 for each public share that is not redeemed in connection with the Special Meeting (if all seven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. If we complete an initial business combination, we will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued in connection with the IPO. If we do not complete an initial business combination by the applicable Extended Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?
Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you vote against an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to Arrowroot Acquisition Corp., 4553 Glencoe Ave. Suite 200, Marina Del Rey, CA 90292; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on February 28, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting at the Special Meeting by virtual means. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual means at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
If my shares are held in “street name”, will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Extension Proposal but will not count as votes cast for the Adjournment Proposal.
What is a quorum?
A majority of the voting power of all issued and outstanding shares of Class A common stock and Class B common stock entitled to vote as of the record date at the Special Meeting, together as a single class, must be present in person (including via the virtual meeting platform) or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. As of the record date for the Special Meeting, we anticipate that 17,968,751 shares of our Company Common Stock would be required to be present at the Special Meeting to achieve a quorum.
Who can vote at the Special Meeting?
Holders of Company Common Stock as of the close of business on February 6, 2023 (the “Record Date”), are entitled to vote at the Special Meeting or any adjournment or postponement thereof. On the record date, there were 35,937,500 shares of Company Common Stock issued and outstanding, including (i) 28,750,000 shares of Class A common stock and (ii) 7,187,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each of our stockholders is entitled to one vote on each proposal presented at the Special Meeting for each share of Company Common Stock held of record as of February 6, 2023. The initial stockholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 20% of our issued and outstanding Company Common Stock.
Registered Stockholders. If your shares of Class A common stock are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by virtual means at the Special Meeting.
Street Name Stockholders. If your shares of Class A common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name”, and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Class A common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders”.
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers”.
Are there any appraisal or similar rights for dissenting stockholders?
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
What happens to the Company’s warrants if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023.

What happens to the Company’s warrants if the Extension Proposal is approved and the Extension is implemented?
If the Extension Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.
How do I vote?
If you are a holder of record of Company Common Stock on February 6, 2023, the record date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.
How do I redeem my Class A common stock?
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved and the Company proceeds with implementation of the amendments. You will be entitled to receive cash for any public shares to be redeemed only if:
(i)
you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on February 23, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi a fee of approximately $26,000 and will reimburse Okapi for its reasonable out-of-pocket expenses and indemnify Okapi against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Arrowroot Acquisition Corp.
4553 Glencoe Ave. Suite 200
Marina Del Rey, CA 90292
Tel: (310) 566-5966
You may also contact the Company’s proxy solicitor at:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Individuals call toll-free: (855) 208-8903
Banks and brokers call: (212) 297-0720
Email: info@okapipartners.com
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information”.
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on February 23, 2023 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention:
Email: spacredemptions@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s subsequent Quarterly Reports on Form 10-Q and the other reports we file with the SEC before making any investment decision related to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved and the Extension is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of Class A common stock in connection with the Extension Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Extension Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A common stock on the open market. The price of shares of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A common stock at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals (as defined below) described below.
The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate Arrowroot at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as the Company and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate Arrowroot at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to the Special Meeting, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Arrowroot.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Special Meeting, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of Arrowroot. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Arrowroot.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Arrowroot. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Special Meeting, and instead hold all funds in the Trust Account in as cash which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Arrowroot. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 7,187,500 shares of Class B common stock, representing approximately 20% of the voting power of the Company. The Extension Proposal must be approved by affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.
In the event the Extension Proposal is approved and we amend our Charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A common stock, par value $0.0001 per share, units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A common stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Charter, in the event the Extension Proposal is approved and the Charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our Charter pursuant to the Extension Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of our shares in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).
Pursuant to the IR Act, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Class A common stock in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply.
As described in the section entitled “Proposal No. 1 — The Extension Proposal — Redemption Rights”, if the deadline for us to complete an initial business combination is extended, you will have the right to require us to redeem your Class A common stock. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of Redemption Event), (iii) if we fail to timely consummate an initial business combination and liquidate in the same taxable year as the Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/
ARRW2023SM on February 28, 2023, at 11:00 a.m., Eastern Time to consider and vote upon the proposals to be put to the Special Meeting.
At the Special Meeting, you will be asked to consider and vote on proposals to:
1.
Proposal No. 1 — The Extension Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date (“Termination Date”) by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock included as part of the units sold in the IPO, from March 4, 2023 (“Original Termination Date”) to July 6, 2023 (“Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to seven times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by Arrowroot Acquisition LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024 (each, an “Additional Charter Extension Date”) or a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto; and

2.
Proposal No. 2 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date
Only stockholders of record of the Company as of the close of business on February 6, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Company Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 35,937,500 shares of Company Common Stock issued and outstanding, including 28,750,000 shares of Class A common stock and (ii) 7,187,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Stockholders
A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the issued and outstanding shares entitled to vote at the meeting are represented in person or by proxy. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Broker non-votes will be counted for the purposes of determining the existence of a quorum and will have the same effect as votes “AGAINST” the Extension Proposal but will not count as votes cast for the Adjournment Proposal.
The initial stockholders own of record and are entitled to vote approximately 20% of the shares of Company Common Stock as of the record date. Such shares, as well as any shares of Company Common Stock acquired in the aftermarket by the initial stockholders, will be voted in favor of the proposals presented at the Special Meeting.
Votes Required
The approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Accordingly, if a valid quorum is established, an Arrowroot stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock, present at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, an Arrowroot stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Voting
You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record”. If your shares are held in a brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder”.
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy”. If you wish to vote by proxy, you must (i) complete, date and sign the enclosed form, called a “proxy card”, and mail it in the accompanying pre-addressed postage-paid envelope. If you complete the proxy card and mail it in the envelope provided, you will designate each of Matthew Safaii and Thomas Olivier or the Chairperson of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Alternatively, you can vote your shares online by virtually attending the Special Meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee.
If you do not provide voting instructions to your bank, broker or other nominee and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Okapi, at (855) 208-8903 or by sending a letter to 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, or by emailing info@okapipartners.com.
Revocability of Proxies
If a stockholder has submitted a proxy to vote their shares and wishes to change their vote, such stockholder may send a later-dated, signed proxy card to Arrowroot Acquisition Corp., 4553 Glencoe Ave. Suite 200, Marina Del Rey, CA 90292; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on February 28, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting at the Special Meeting by virtual means. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
The Special Meeting will be held virtually via live webcast online at www.virtualshareholdermeeting.com/
ARRW2023SM at 11:00 a.m. Eastern Time, on February 28, 2023. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Okapi to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi a fee of approximately $26,000 and will reimburse Okapi for its reasonable out-of-pocket expenses and indemnify Okapi against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Okapi at:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (855) 208-8903
(banks and brokers can call collect at (212) 297-0720
Email: info@okapipartners.com
Some banks and brokers have customers who beneficially own Company Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Company Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Notice of Stockholder Proposals
The DGCL and our bylaws provide that we are required to provide at least 10, and no more than 60, days’ advance notice of any stockholder meeting of the Company.
Other Business
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 4553 Glencoe Ave. Suite 200, Marina Del Rey, CA 90292. Our telephone number is (310) 566-5966.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
Arrowroot is a blank check company incorporated under the laws of Delaware on November 5, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 4, 2021, Arrowroot consummated its initial public offering of 28,750,000 units, with each unit consisting of one share of its Class A common stock and one-half of one warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 units. At $10.00 per unit, the units from the IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $287,500,000. Simultaneously with the consummation of the IPO, Arrowroot consummated the private sale of 8,250,000 private placement warrants at $1.00 per warrant for an aggregate purchase price of approximately $8,250,000. Following the closing of the IPO and payment of transaction expenses associated with the IPO, a total of $287,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was deposited into the Trust Account and the remaining net proceeds became available to be used primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination. The IPO was conducted pursuant to a registration statement on Form S-1 that became effective on March 1, 2021. As of December 31, 2022, there was approximately $290,737,917 held in the Trust Account. Our Charter (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by March 4, 2023.
The Extension Proposal
We are proposing to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A hereof to authorize the Company to extend the date by which the Company must (a) consummate its initial business combination or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock included as part of the units sold in the IPO, from the Original Termination Date to the Charter Extension Date and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to seven times by an additional one month each time after the Charter Extension Date, by resolution of the Board if requested by our Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024 or a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto.
Reasons for the Extension Proposal
The Charter provides that the Company has until March 4, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Potential Target, the Board has determined that there may not be sufficient time before March 4, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend its Original Termination Date by which the Company must complete an initial business combination from March 4, 2023 to July 6, 2023, the Extended Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination.
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.
The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares from the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023.
Our initial stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 4, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 4, 2023.
If the Extension Proposal Is Approved
If the Extension Proposal is approved, the Company will amend the Charter with the amendment in the form attached to this proxy statement as set forth in Annex A. The Company expects to remain a reporting company under the Exchange Act, and expects its units, Class A common stock and public warrants to remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.
If the Extension Proposal is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the initial stockholders through the Founder Shares. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved. The amount remaining in the Trust account may be significantly less than the approximately $290,737,917 that was in the Trust Account as of December 31, 2022. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
If the Extension Proposal is approved and the Charter amendment becomes effective, within five business days of the date of the Special Meeting, the Lender shall make a deposit into the Trust Account of the lesser of (a) $640,000 or (b) $0.16 for each public share that is not redeemed in connection with the Special Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. In addition, if the Extension Proposal is approved and the Charter amendment becomes effective, in the event that we have not consummated an initial business combination by July 6, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extended Date, extend the Extended Date up to seven times, each by one additional month (for a total of up to eleven additional months to complete an initial business combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $160,000 or (b) $0.04 for each public share that is not redeemed in connection with the Special Meeting for an aggregate deposit of up to the lesser of (x) $1,120,000 or (y) $0.28 for each public share that is not redeemed in connection with the Special Meeting (if all seven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by us to the Lender. If we complete an initial business combination, we will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued in connection with the IPO. If we do not complete an initial business combination by the applicable Extended Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
Redemption Rights
In connection with the approval of the Extension Proposal, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 23, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:
(i)
you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on February 23, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not they are a record holder or their shares are held in “street name”, by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and Continental, the Company’s transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed in the section of this proxy statement entitled “— Questions and Answers About the Special Meeting”. In the event that a public stockholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates, if any, representing these shares will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock. Based upon the amount held in the Trust Account as of the Record Date, which was $290,737,917, and estimated interest income and taxes not previously released to the Company, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.11 at the time of the Special Meeting. The closing price of a share of Class A common stock on February 9, 2023, was $10.12. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of Class A common stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to holders of shares of Class A common stock that elect to have their shares of Class A common stock redeemed for cash if the Extension is completed. This discussion applies only to shares of Class A common stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market method of accounting;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•
persons that acquired Class A common stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A common stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•	governmental organizations and qualified foreign pension funds;
•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•	partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);
•	controlled foreign corporations; and
•	passive foreign investment companies.
If a partnership for U.S. federal income tax purposes holds shares of Class A common stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding shares of Class A common stock should consult their tax advisors.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Redemption of Class A common stock
In the event that a holder’s shares of Class A common stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Class A common stock, a U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”, and a Non-U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other

Taxable Disposition of Class A common stock”. If the redemption does not qualify as a sale of shares of Class A common stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions”.
Whether a redemption of shares of Class A common stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of shares of Class A common stock will generally be treated as a sale of shares of Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include shares of Class A common stock which could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Class A common stock must, among other requirements, be less than eighty percent of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of shares of Class A common stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of shares of Class A common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.
If none of the foregoing tests is satisfied, then the redemption of shares of Class A common stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax effects to such Non-U.S. holder will be as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Taxation of Distributions”. After the application of those rules, any remaining tax basis of the holder in the redeemed shares of Class A common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
A holder should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder”. A U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or
•
a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (b) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If our redemption of a U.S. holder’s shares of Class A common stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A common stock”, such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”.
Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A common stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Class A common stock. If our redemption of a U.S. holder’s shares of Class A common stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A common stock”, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Class A common stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A common stock (shares of Class A common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A common stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Class A common stock treated as a return of capital.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder”. A Non-U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:
•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;
•	a foreign corporation; or
•	an estate or trust that is not a U.S. holder;
but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Taxation of Distributions. If our redemption of a Non-U.S. holder’s shares of Class A common stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A common stock” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of Class A common stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”.
The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock. If our redemption of a Non-U.S. holder’s shares of Class A common stock is treated as a sale or other taxable disposition as discussed above under the section of this proxy statement entitled “— Redemption of Class A common stock”, subject to the discussions of FATCA and backup withholding below, a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on such redemption, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the period that the Non-U.S. holder held our Class A common stock, and, in the case where shares of Class A common stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent of our Class A common stock at any time within such Non-U.S. holder’s holding period for the shares of Class A common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the redemption will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of fifteen percent of the amount realized upon such redemption. There can be no assurance that our Class A common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension is completed.
FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A common stock.
Required Vote
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Company Common Stock. Accordingly, if a valid quorum is established, an Arrowroot stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal. If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and all of the Company’s directors and officers are expected to vote all of the Company Common Stock owned by them in favor of the Extension Proposal. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 7,187,500 Founder Shares. See the section of this proxy statement entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
Subject to applicable securities laws, the initial stockholders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.
We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will be required to comply with such rules.
The purpose of such share purchases and other transactions could be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•
If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, the 7,187,500 Founder Shares held by the Sponsor and our other stockholders will be worthless (as our initial stockholders have waived liquidation rights with respect to such shares), as will the 8,250,000 private placement warrants held by the Sponsor and its affiliates, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold if the Company fails to complete an initial business combination by March 4, 2023;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
If the Extension Proposal is not approved and no initial business combination is completed by March 4, 2023, such that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors relating to indemnification or exculpation from monetary liability as set forth in the Charter;

•
The Company’s officers or directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any initial business combination and receive compensation thereafter;

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, they will not have any claim against the Trust Account for reimbursement, and as a result the Company will most likely be unable to reimburse such expenses; and

•
On December 29, 2021, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $1,500,000 in working capital loans (the “Sponsor Note”), of which $750,000 was funded by the Sponsor upon execution of the Sponsor Note. On March 17. 2022, the Company drew down an additional amount of $200,000. On April 21, 2022, the Company drew down the remaining amount of $550,000 pursuant to the terms of the Sponsor Note, after which the full $1,500,000 was outstanding under the Sponsor Note. The Sponsor Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates an initial business combination and (ii) the date that the winding up of the Company is effective. If the Extension Proposal is not approved and we do not consummate an initial business combination by March 4, 2023, there may not be sufficient assets to repay the Sponsor Note, in which case they will be worthless.

Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD
REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, an Arrowroot stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable the adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information available to us as of February 2, 2023, with respect to our Company Common Stock held by:
•	each person known by us to be the beneficial owner of more than five percent of our Company Common Stock;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of shares of Company Common Stock listed in the table below is based on 35,937,500 shares of Company Common Stock outstanding as of February 2, 2023, including (i) 28,750,000 shares of Class A common stock and (ii) 7,187,500 shares of Class B common stock. All of the Class B common stock are convertible into Class A common stock on a one-for-one basis. Voting power represents the combined voting power of Company Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Company Common Stock vote together as a single class. The table below does not include any Company Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of February 2, 2023.
	Class B Common stock		Class A Common stock
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Arrowroot Acquisition LLC (our sponsor)(2)	7,067,500	98.33%	—	—	19.67%
Matthew Safaii(3)	7,067,500	98.33%	—	—	19.67%
Thomas Olivier(3)	7,067,500	98.33%	—	—	19.67%
Dixon Doll	40,000	*	—	—	*
Will Semple	40,000	*	—	—	*
Peter Kuper	—	—	—	—	—
All current officers and directors as a group (five individuals)	7,147,500	99.44%	—	—	19.89%
Five Percent Holders
HGC Investment Management Inc.(4)	—		1,683,927	5.86%	4.69%
Periscope Capital Inc.(5)	—		1,558,288	5.42%	4.34%
Saba Capital Management(6)			1,586,456	5.52%	4.41%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Arrowroot Acquisition Corp., 4553 Glencoe Ave. Suite 200, Marina Del Rey, CA 90292.
(2)
The shares reported herein are held in the name of our sponsor. Our sponsor is governed by two managers, Matthew Safaii and Thomas Olivier. As such, Matthew Safaii and Thomas Olivier have voting and investment discretion with respect to the Class B ordinary shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the Class B ordinary shares held directly by our sponsor

(3)	Does not include any shares indirectly owned by this individual as a result of his ownership interest in our sponsor.
(4)
Based solely on Schedule 13G filed with the SEC on February 14, 2022 by HGC Investment Management Inc. (“HGC IM”). HGC IM serves as the investment manager to and holds the shares of Class A common stock on behalf of The HGC Fund LP. The address for HGC IM is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(5)
Based solely on Schedule 13G filed with the SEC on February 14, 2022 by Periscope Capital Inc. (“Periscope”). Periscope is the beneficial owner of 1,143,088 shares of Class A common stock and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 415,200 shares of Class A common stock. The address for Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6)
Based solely on Schedule 13G filed with the SEC on August 26, 2022 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Boaz R. Weinstein, who have voting and dispositive power over the 1,586,456 shares of common stock reported. The business address for these reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Our initial stockholders beneficially own approximately 20% of our issued and outstanding Company Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 4553 Glencoe Ave. Suite 200, Marina Del Rey, CA 90292, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Arrowroot Acquisition Corp.
4553 Glencoe Ave. Suite 200
Marina Del Rey, CA 90292
Tel: (310) 566-5966
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Individuals call toll-free: (855) 208-8903
Banks and brokers call: (212) 297-0720
Email: info@okapipartners.com
If you are a stockholder of the Company and would like to request documents, please do so by February 21, 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
February 13, 2023

Annex A
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ARROWROOT ACQUISITION CORP.
Arrowroot Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: Article IX, Section 9.1(b) of the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) is hereby amended in its entirety to read as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional securities) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 6, 2023 (the “Deadline Date”) (or up to February 4, 2024, if applicable under the provisions of Section 9.1(b) below) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Board of Directors may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis for up to seven times by an additional one month each time after July 6, 2023, by resolution of the Board of Directors if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Deadline Date, until February 4, 2024, provided that the Sponsor (or one or more of its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account the lesser of $160,000 or $0.04 for each then-outstanding Offering Share for each such monthly extension for an aggregate deposit of up to the lesser of $1,120,000 or $0.28 for each then-outstanding Offering Share (if all seven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts.”
SECOND: Article IX, Section 9.2(d) of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:
“(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date (or up to February 4, 2024, if applicable under the provisions of Section 9.1(b)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

THIRD: Article IX, Section 9.7 of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to (A) modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date (or up to February 4, 2024, if applicable under the provisions of Section 9.1(b)), or (B) with respect to any other material provisions herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”
FOURTH: That said amendment was duly adopted in accordance with the applicable provisions of Sections 211 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by a duly authorized officer this    day of    , 2023.
ARROWROOT ACQUISITION CORP.

By:
Name:	Matthew Safaii
Title:	Chief Executive Officer

SCAN TO VIEW MATERIALS & VOTE

ARROWROOT ACQUISITION CORP.
4553 GLENCOE AVE., SUITE 200
MARINA DEL RAY, CA 90292

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARRW2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96706-S62472 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARROWROOT ACQUISITION CORP.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D96707-S62472

ARROWROOT ACQUISITION CORP.
SPECIAL MEETING OF STOCKHOLDERS
February 28, 2023 11:00 a.m. Eastern Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Matthew Safaii and Thomas Olivier, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARROWROOT ACQUISITION CORP. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 a.m. Eastern Time, on February 28, 2023, virtually at www.virtualshareholdermeeting.com/ARRW2023SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side